UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

SNOWFLAKE INC.
(Exact name of registrant as specified in its charter)

Delaware		001-39504	46-0636374
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

Suite 3A, 106 East Babcock Street			59715
Bozeman,	Montana
(Address of Principal Executive Offices)[1]			(Zip Code)
(844) 766-9355
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	SNOW	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 We are a Delaware corporation with a globally distributed workforce and no corporate headquarters. Under the Securities and Exchange Commission's rules, we are required to designate a “principal executive office.” For purposes of this report, we have designated our office in Bozeman, Montana as our principal executive office, as that is where our Chief Executive Officer and Chief Financial Officer are based.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 7, 2022, Snowflake Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. The following proposals were voted upon, and the final voting results with respect to each such proposal are set forth below.

Proposal 1 — Election of Directors. The Company's stockholders elected the following Class II director nominees to serve until the Company's Annual Meeting of Stockholders in 2025 and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal. The results of such vote were:

Nominee	For	Withheld	Broker Non-Votes
Kelly A. Kramer	193,304,628	22,541,790	63,140,358
Frank Slootman	188,742,415	27,104,003	63,140,358
Michael L. Speiser	159,087,613	56,758,805	63,140,358

Proposal 2 — Non-binding Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers. The Company's stockholders advised that they were in favor of holding future advisory votes on the compensation of the Company's named executive officers every one year. The results of such vote were:

1 Year	2 Years	3 Years	Abstain
214,341,530	72,280	1,351,015	81,593

Based on the results of the vote, the Company has determined to hold a non-binding advisory vote regarding the compensation of its named executive officers every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company's named executive officers.

Proposal 3 — Ratification of Independent Registered Public Accounting Firm. The Company's stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2023. The results of such vote were:

For	Against	Abstain
278,561,052	182,597	243,127

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Snowflake Inc.

Dated: July 12, 2022
	By:	/s/ Michael P. Scarpelli
Michael P. Scarpelli
Chief Financial Officer